                                 EXHIBIT 23(a)













                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 13, 1995, included in Central and South West Corporation's Annual Report on form 10-K dated December 31, 1994, and to all references to our firm included in this registration statement.


                                          /s/ARTHUR ANDERSON LLP
                                          ARTHUR ANDERSON LLP

Dallas, Texas
February 13, 1996